LEBENTHAL FUNDS, INC.

ANNUAL REPORT
NOVEMBER 30, 1996

LEBENTHAL
THE WORKHORSE OF INVESTMENTS.



LEBENTHAL FUNDS, INC.

120 BROADWAY, NEW YORK, NY 10271
212-425-6116
OUTSIDE NYC TOLL FREE 1-800-221-5822
_______________________________________________________________________________

Dear Shareholder:

The Lebenthal bond funds continue to do very well versus their peer funds. For rolling twelve-month periods, for the twenty months ended November 30, 1996, of the ninety-five New York funds followed by Lipper Analytical Services, Inc. (Lipper), the $122.6 million Lebenthal New York Fund was the best performing fund for fourteen months, the second best performing fund for five months, and the fourth best performing fund for one month.

The total return statistics of the Lebenthal funds for the year ended November 30, 1996, were: 6.63% for the New York Fund, 6.18% for the New Jersey Fund, and 6.35% for the Taxable Municipal bond fund. These figures do not reflect the maximum 4.5% sales charge. Taking that into account, an investor who put $1,000 into each of the funds on December 1, 1995, reinvested the monthly dividends, and sold on November 30, 1996, would have offset the full sales charge and still have received $1,017.86 from the New York Fund, $1,013.40 from the New Jersey Fund, and $1,015.60 from the Taxable Municipal Fund.

The performance records of the $5.2 million New Jersey and $14.6 million Taxable Municipal Funds relative to their peers have also been excellent. For rolling twelve months periods, for the six months ended November 30 that the Lebenthal New Jersey Fund has been followed by Lipper, it was ranked #1 for five months and #2 for one month out of 53 peer funds. Again, for rolling twelve-month periods, for the six months that the Taxable Municipal Bond Fund has been followed by Lipper, out of the more than 100 funds listed as being peer funds, it was ranked #2 once; #4 twice, #14 once, #16 once, and #33 once.

We are also pleased with the 19.09% and 49.76% total returns (without load and not annualized) of the Lebenthal New York Fund for the three year and five year periods ended November 30, 1996. These returns places it #2 and #2 out of 61 and 43 NY funds followed by Lipper and which had been in existence for the entire three and five-year time periods.

The total return of each fund, assuming payment of a full 4.5% load, from inception through November 30, 1996, was (a) 46.33% for The Lebenthal New York Municipal Bond Fund (June 24, 1991); (b) 5.40% for The Lebenthal New Jersey Bond Fund (December 1, 1993); and (c) 18.76% for The Lebenthal Taxable Municipal Bond Fund (December 1, 1993).

The SEC yield of the three fund's at their November 30, 1996, offering prices were: New York, 4.54%; New Jersey, 4.88%; and Taxable Municipal, 6.80%. The definition of SEC yield is the annualized current return for the 30-day period prior to a named date divided by the average public offering price for the same period.

The performance of the economy and the financial markets over the last year surprised most economists and investors, who almost universally believed in late 1995 that the US economy was either in or about to enter a recession. That erroneous view resulted from (1) the bitter cold winter which slowed economic activity in the northeast where the majority of the most widely quoted and visible economists reside and (2) the several Federal government shutdowns which caused the misreporting of employment and other economic data. Forecasters were misled by the near cessation of growth in the Northeast which they were personally experiencing not realizing that economic growth was accelerating in the rest of the country particularly in California.



When investors, particularly those who were leveraged, realized that inflation-adjusted GNP growth was running above 3.0% and that the unemployment rate had dropped to below the 5.5% range which has in the past caused excessive wage inflation, they sold bonds with a vengeance particularly since the prices of commodities and gold were up strongly due to problems in the oil, copper, and grain markets. Between the year end 1995 bond market high and the May 31, 1996, bond market nadir, the price of the long treasury bond declined 15.0% as its yield-to-maturity rose from 5.95% to 7.18%.

Under normal circumstances, an increase in short-term interest rates by the Federal Reserve could have been expected prior to mid-year since there had been three consecutive months of large gains in employment, hours worked, wage rates, and general economic growth. However, no tightening actions occurred because (1) only small increases occurred in the wholesale and consumer price indices inasmuch as manufacturers and retailers were unable to pass along their increased costs due to competitive pressures both domestic and foreign and (2) a cautious attitude was prudent in advance of (a) national elections and (b) Congressional approval hearings on the appointment of Mr. Greenspan and two other nominees to the Federal Reserve Board. You may recall that numerous congresspersons were condemning the Federal Reserve for being unacceptably and unnecessarily anti-growth.

The lack of Fed action proved fortuitous because various economic reports showed a weakening of U.S. growth in the third quarter probably due to the ripple effects of two extended General Motors strikes. These signs of weakness ignited a powerful bond market rally which caused the yield on the long treasury to drop from the 7.18% level of May 31 to 6.40% by the November 30, 1996, date of this report, which is equivalent to a price increase of 10.7%. Many economists have opined that most of this rally is attributable to accelerated buying of treasury obligations by foreigners taking advantage of the rising value of the dollar and our higher inflation-adjusted interest rates. Japan and various European governments were desirous of having the value of the dollar rise versus their currencies as a way of creating demand for their export industries at a time when recessionor worseloomed.

We think that the U.S. economy is currently accelerating due to catch-up production at General Motors and its suppliers, inventory rebuilding throughout the economy, and strength in housing and airline construction. Fueling the improvement in the economy is the greatly increased wealth of the American consumer over the last year resulting from (1) a $2.0-$2.25 trillion rise in the equity and real estate markets and (2) tens of billions of dollars of additional wages resulting from: (a) the addition of approximately 2.5 million people to the work force; (b) higher wages and (c) employees working longer hours. It is our opinion that consumers will spend some of this vast increase in wealth and income particularly since numerous recent opinion polls show that the American public is very positive about both their present financial condition and the outlook for the future.

Even though we think that economic growth in the months ahead could be strong enough to cause the yield on the long treasury to rise to 7.0-7.25% up from today's 6.40% level, we would not be surprised if they didn't fully recover their losses by this time next year (November 30, 1997). Although there could be an anticipatory bond market sell-off at any time, we think that the decline could start in earnest in March 1997 when it becomes obvious that most major world economies, with possible exception of Japan, are expanding in unison.

The month of March is being suggested as the likely start of a bond market decline because, by then, the typical winter related slowdown of employment growth and housing construction will have ended. A March 1997 bond market correction would be a replay of bond market sell-offs in both March 1994 and March 1996. March 1995 escaped carnage because the Federal Reserve Board was being cautious in the aftermath of the Mexico devaluation, the Orange County bankruptcy, the virtual collapse of the mortgage and currency derivative markets, and other financial disasters associated with the major rise in short-term interest rates it instituted during early 1994.



We think the Federal Reserve Board could choose to raise short-term rates by 25-75 basis points perhaps starting in March or April 1997 in an effort to restrain the wage inflation that could easily result from the rate of unemployment dropping from today's 5.3% to below 5% at various times during 1997. If the rate should drop below 5%, it would be the first time that has happened in 23 years.

Ameliorating the need for aggressive Fed tightening is the inability of U.S. manufacturers to increase prices because, when they have tried that of late, wholesalers and retailers have chosen to purchase similar goods for sale to consumers from overseas at lesser prices. The ability of overseas manufacturers to undercut the prices of domestic U.S. suppliers results from their lower labor costs and the continued strength of the dollar. Amplifying the lack of domestic pricing power in the months ahead is the likelihood that the relative value of the dollar will increase due to the interest-rate rises we are forecasting until foreign economies grow enough for their governments to start increasing their rates which, in our opinion, is not likely to happen for at least a couple of years.

A year end bond market rally could commence around November 1997 when government economic statistics again overstate the extent of the Winter slowdown. But, when Spring 1998 comes around, treasury bond yields could again return to the 6.5%-7% range because there appears no reason for the U.S. economy to slow particularly when economic growth overseas should be expanding strongly if the weather and political problems holding back growth in Japan, Europe, India, Thailand, Korea, and China are resolved. The world economic engine should be chugging along nicely by mid 1998 or so we think.

In the economic environment just described, caution is advisable. Thus, we are continuing to follow the same strategy that has thus far allowed us to outperform most of our peer funds over the last year as described in the opening paragraphs of this report. That strategy is to stay fully-invested in high-quality, liquid instruments with current or premium coupons. Yes, it would be more cautious to keep a substantive cash reserve but we believe that you bought a bond fund with the idea that it would be mostly invested in bonds. In any case, we have learned that successfully forecasting interest-rate inflection points is almost impossible so we believe in being fully invested at almost all times.

Even though the $183 billion new issue calendar was the largest it had been in several years, tax-exempts considerably outperformed taxable instruments during the last year primarily because (1) individual investors returned to buying municipals after deciding that passage of a flat tax was unlikely and (2) insurance companies were unusually aggressive buyers due to increased profitability. We think that municipals will continue to outperform taxables in the coming year because it appears that the new issue calendar could decline 18% to $150 billion or less without any corresponding decline in demand. In fact, we think that investor demand for tax-free bonds will increase considerably in 1997 because of the relative unattractiveness of equities going forward after their enormous rise of the last couple of years.

Please be mindful that the information and statistics included in this commentary are not guaranteed. However, they have been obtained from reliable sources and are believed to be accurate.

We thank you for the opportunity to be of service.

Very truly yours,

James L. Gammon



LEBENTHAL NEW YORK MUNICIPAL BOND FUND
PERFORMANCE COMPARISON CHART
_______________________________________________________________________________

The following chart compares the performance of Lebenthal New York Municipal Bond Fund (with and without the 4.5% sales load), for the one year and since inception periods, against the Lehman Brothers Municipal Bond Index (Lehman Index) for the same time periods. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges, and does not reflect state-specific bond market performance.

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
Performance Comparison Chart


                                                 AVERAGE ANNUAL TOTAL RETURN
                                                       SINCE COMMENCEMENT
                                           ONE           OF OPERATIONS
                                           YEAR          JUNE 24, 1991
                                         -------        ---------------
Lebenthal New York Municipal Bond Fund:
  with sales load                         1.79%              7.26%
  without sales load                      6.63%              8.19%
Lehman Index                              5.88%              8.09%


Past performance is not predictive of future performance.



LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
PERFORMANCE COMPARISON CHART
_______________________________________________________________________________

The following chart compares the performance of Lebenthal New Jersey Municipal Bond Fund (with and without the 4.5% sales load), for the one year and since inception periods, against the Lehman Brothers Municipal Bond Index (Lehman Index) for the same time periods. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges, and does not reflect state-specific bond market performance.

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
Performance Comparison Chart


                                                  AVERAGE ANNUAL TOTAL RETURN
                                                       SINCE COMMENCEMENT
                                             ONE          OF OPERATIONS
                                            YEAR        DECEMBER 1, 1993
                                           ------      ------------------
Lebenthal New Jersey Municipal Bond Fund:
  with sales load                           1.34%             1.77%
  without sales load                        6.18%             3.36%
Lehman Index                                5.88%             6.05%


Past performance is not predictive of future performance.



LEBENTHAL TAXABLE MUNICIPAL BOND FUND
PERFORMANCE COMPARISON CHART
_______________________________________________________________________________

The following chart compares the performance of Lebenthal Taxable Municipal Bond Fund (with and without the 4.5% sales load), for the one year and since inception periods, against the Lehman Brothers Long Corporate Bond Index (Lehman Index) for the same time periods. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges.

LEBENTHAL TAXABLE MUNICIPAL BOND FUND
Performance Comparison Chart


                                                  AVERAGE ANNUAL TOTAL RETURN
                                                      SINCE COMMENCEMENT
                                            ONE          OF OPERATIONS
                                           YEAR        DECEMBER 1, 1993
                                          ------      ------------------
Lebenthal Taxable Municipal Bond Fund:
  with sales load                          1.56%             5.91%
  without sales load                       6.35%             7.56%
Lehman Index                               6.78%             8.16%


Past performance is not predictive of future performance.



LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                  RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (92.60%)
-------------------------------------------------------------------------------
$ 1,285,000  Monroe County, New York IDA Civic
             Facility (DePaul Community Facility),
             6.50%, due 02/01/24,
             (SONYMA Insured)                      $1,367,484    Aa
  2,290,000  New York, New York - Series C,
             General Obligation, 7.25%,
             due 08/15/24                           2,482,681   Baa1      BBB+
  2,400,000  New York State Dormitory Authority,
              7.40%, due 08/01/30, (FHA Insured)    2,698,776    Aa       AAA
  7,210,000  New York State Dormitory Authority
             (Highlands Center),
             6.60%, due 02/01/34, (FHA Insured)     7,747,649              AA
  2,330,000  New York State Dormitory Authority
             (Presbyterian Residential Community),
             6.50%, due 08/01/34, (FHA Insured)     2,479,376              AA
    750,000  New York State Dormitory Authority
             (State University Educational
             Facilities), 7.00%, due 05/15/16         807,023   Baa1      BBB+
  3,900,000  New York State Dormitory Authority
             (Nottingham Retirement Community),
             6.125%, due 07/01/25,
             (SONYMA Insured)                       4,036,461    Aa
  3,500,000  New York State Dormitory Authority
             (Jewish Geriatric - Long Island),
             7.35%, due 08/01/29, (FHA Insured)     3,974,985             AAA
  5,190,000  New York State Dormitory Authority
             (Niagara Frontier Home),
             6.40%, due 02/01/35, (FHA Insured)     5,499,895              AA
  4,755,000  New York State Dormitory Authority
             (Geneva Nursing Home II),
             6.20%, due 08/01/35, (FHA Insured)     4,962,033              AA
  3,500,000  New York State Dormitory Authority
             (Lakeside Memorial Hospital),
             6.00%, due 02/01/21, (FHA Insured)     3,598,910             AAA
  3,500,000  New York State Dormitory Authority
             (St. Johns Health),
             6.25%, due 02/01/36, (FHA Insured)     3,660,090              AA
  2,730,000  New York State Dormitory Authority
             (Jewish Home of Central New York),
             6.25%, due 07/01/25, (MBIA Insured)    2,942,476   Aaa
  1,000,000  New York State Dormitory Authority
             (Amsterdam Memorial Hospital),
             6.00%, due 08/01/35, (FHA Insured)     1,020,270             AAA
  2,400,000  New York State Dormitory Authority
             (W K Nursing Home Corporation),
             6.125%, due 02/01/36, (FHA Insured)    2,487,936             AAA
    970,000  New York State Dormitory Authority
             (Special Surgery),
             6.05%, due 08/01/36, (FHA Insured)       994,405    Aa
  3,000,000  New York State Dormitory Authority
             (New York Methodist Hospital),
             6.05%, due 02/01/34, (AMBAC Insured)   3,137,850   Aaa       AAA
  1,000,000  New York State Dormitory Authority
             (Grace Manor Health Care Facility),
             6.15%, due 07/01/18, (SONYMA Insured)  1,031,730    Aa
  1,000,000  New York State Dormitory Authority
             (St. Lukes Home Residential Health),
             6.375%, due 08/01/35, (FHA Insured)    1,051,680              AA

See Notes to Financial Statements.



LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$ 1,000,000  New York State Energy Research &
             Development Authority - Industrial
             Development & Pollution Control
             (Brooklyn Union and Gas),
             6.75%, due 02/01/24, (MBIA Insured)   $1,094,640    Aaa      AAA
  6,000,000  New York State Energy Research &
             Development Authority - Electric
             Facilities - (Consolidated Edison
             Company of New York),
             6.75%, due 01/15/27                    6,362,040     A1       A+
  1,000,000  New York State Energy Research &
             Development Authority - Electric
             Facilities - (Long Island Lighting),
             7.15%, due 02/01/22                    1,031,930    Ba1      BB+
    500,000  New York State Energy Research &
             Development Authority - Pollution
             Control - (Niagara Mohawk Power
             Corporation),
             6.625%, due 10/01/13, (FGIC Insured)     552,610    Aaa      AAA
  1,750,000  New York State Medical Hospital
             Nursing Facilities Finance Agency,
             6.60%, due 02/15/31, (FHA Insured)     1,877,803             AAA
  1,500,000  New York State Housing Finance
             Agency MHRB - Series C,
             6.50%, due 08/15/24, (FHA Insured)     1,554,000    Aa       AAA
  2,000,000  New York State Housing Finance Agency
             (Housing Project Meeting - Series A),
             6.125%, due 11/01/20, (FSA Insured)    2,053,620    Aaa      AAA
  2,515,000  New York State Housing Finance
             Agency (Multi-family Housing Meeting
             - Series C), 6.10%, due 08/15/28,
             (SONYMA Insured)                       2,543,998     Aa
  3,400,000  New York State Housing Finance
             Agency (Phillips Village Project -
             Series A), 7.75%, due 08/15/17,
             (FHA/SONYMA Insured)                   3,785,152     A
  6,750,000  New York State Medical Care
             Facilities Finance Agency - Series B,
             6.60%, due 08/15/34, (FHA Insured)     7,249,635    Aa        AA
    175,000  New York State Medical Care
             Facilities Finance Agency, Mental
             Health, 7.30%, due 02/15/21              193,452    Baa1     BBB+
  5,300,000  New York State Medical Care
             Facilities Finance Agency,
             6.90%, due 08/15/34,
             (AMBAC/FHA Insured)                    6,003,045    Aaa      AAA
  6,950,000  New York State Medical Care
             Facilities Finance Agency - Series C,
             6.375%, due 08/15/29, (FHA Insured)    7,308,620     Aa       AA
    500,000  New York State Medical Care
             Facilities Finance Agency (New York
             Downtown Hospital - Series A),
             6.70%, due 02/15/12                      519,335    Baa      BBB
  2,600,000  New York State Medical Care
             Facilities Finance Agency
             (New York Downtown Hospital -
             Series A), 6.80%, due 02/15/20         2,706,027    Baa      BBB
  2,505,000  New York State Medical Care
             Facilities Finance Agency
             (Mortgage Project - Series A),
             6.50%, due 02/15/35, (FHA Insured)     2,672,234     Aa       AA


See Notes to Financial Statements.



LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                              VALUE             STANDARD
  AMOUNT                                           (NOTE 1)   MOODY'S  & POOR'S
---------                                        ------------ -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$ 2,000,000  New York State Medical Care
             Facilities Finance Agency
             (Brookdale Hospital Medical Center
             - Series A), 6.80%, due 08/15/12    $  2,105,000    Baa      BBB
  2,550,000  New York State Medical Care
             Facilities Finance Agency
             (Brookdale Hospital Medical Center
             - Series A), 6.85%, due 02/15/17       2,683,544    Baa      BBB
  5,000,000  New York State Medical Care
             Facilities Finance Agency
             (Mortgage Project - Series D),
             6.375%, due 02/15/35, (FHA Insured)    5,259,050    Aa        AA

             TOTAL MUNICIPAL BONDS
             (COST $106,400,421)                  113,537,445


COMMERCIAL PAPER (0.11%)
-------------------------------------------------------------------------------
    145,000  Ford Motor Credit Company, 5.40%,
             due 12/03/96                             145,000
             (COST $145,000)


  Shares
----------
CLOSED-END FUNDS (5.39%)
-------------------------------------------------------------------------------
    133,663  Munivest New York Insured Fund         1,595,602
     25,853  Muniyield New York Insured Fund          387,795
    332,855  Muniyield New York Insured Fund II     4,368,722
     10,000  Muniyield New York Insured Fund III      130,000
     11,000  Taurus Muni New York Holdings            122,375

             TOTAL CLOSED-END FUNDS
               (COST $6,510,648)                    6,604,494

             TOTAL INVESTMENTS (98.10%)
               (COST $113,056,069#)               120,286,939

             CASH AND OTHER ASSETS, NET OF
               LIABILITIES (1.90%)                  2,324,374

             NET ASSETS (100.00%)                $122,611,313



# Aggregate cost for federal income tax purposes is $113,060,233. Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $7,234,656 and $7,950 respectively, resulting in net unrealized appreciation of $7,226,706.

KEY:
AMBAC  = Ambac Indemnity Corporation
FGIC   = Federal Guaranty Insurance Corporation
FHA    = Federal Housing Administration
MBIA   = Municipal Bond Insurance Association
MHRB   = Multi-family Housing Revenue Bond
SONYMA = State of New York Mortgage Agency


See Notes to Financial Statements.



LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (84.62%)
-------------------------------------------------------------------------------
$   100,000  Brick Township New Jersey Municipal
             Utilities Authority, 5.00%,
             due 12/01/16, (FGIC Insured)            $ 95,733    Aaa      AAA
    125,000  Cape May County, New Jersey
             Industrial Pollution Control Financing
             Authority Atlantic City Electric
             Company Project A,
             7.20%, due 11/01/29, (MBIA Insured)      145,746    Aaa      AAA
     70,000  Essex County, New Jersey Import
             Authority Orange School District -
             Series A, 6.95%, due 07/01/14,
             (MBIA Insured)                            80,508    Aaa      AAA
    100,000  Gloucester County New Jersey
             Utilities Authority, 5.45%,
             due 01/01/24, (MBIA Insured)              99,295    Aaa      AAA
    100,000  Irvington, New Jersey Housing &
             Mortgage Finance Authority, 6.50%,
             due 02/01/24, (FHA Insured)              103,470             AAA
    300,000  Middlesex County New Jersey Import
             Authority, 5.90%, due 9/15/21            306,780     A1       A+
    100,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue - American Airlines Inc.
             Project, 7.10%, due 11/01/31             107,544    Baa2     BB+
    250,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue - Bancroft Incorporated
             Obligation Group, 6.05%,
             due 12/01/25, (Connie Lee Insured)       259,150             AAA
    150,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue Refunding - Burlington
             Coat Factory, LOC First Fidelity
             Bank, 6.125%, due 09/01/10               158,481    Aa3
    150,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue - W.Y. Urban Holding
             Company, LOC NatWest Bank, Jersey
             City, 6.50%, due 06/01/15                159,416              A
    200,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue Health Village Project,
             LOC First Union, 6.00%,
             due 05/01/16                             205,462              A+
    100,000  New Jersey Economic Development
             Authority, Pollution Control
             Revenue PSE&G Co. Project, 6.40%,
             due 05/01/32, (MBIA Insured)             107,228    Aaa      AAA
    100,000  New Jersey Economic Development
             Authority, Water Facilities Revenue
             Project A, 6.875%, due 11/01/34,
             (FGIC Insured)                           111,122    Aaa      AAA
    100,000  New Jersey Economic Development
             Authority Revenue Sewer Facilities-
             Anheuser-Busch Project, 5.85%,
             due 12/01/30                             100,080    A1       AA-
     85,000  New Jersey Health Care Facilities
             Financing Authority - Irvington
             General Hospital Issue - Series 1994,
             6.40%, due 08/01/25, (FHA Insured)        88,344             AAA


See Notes to Financial Statements.



LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$   125,000  New Jersey Health Care Facilities
             Financing Authority - General
             Hospital Center at Passaic, 6.75%,
             due 07/01/19, (FSA Insured)            $ 140,385    Aaa      AAA
    100,000  New Jersey Health Care Facilities
             Financing Authority Revenue Monmouth
             Medical Center Issue - Series C,
             6.25%, due 7/01/24 (FSA Insured)         106,909    Aaa      AAA
    150,000  New Jersey Health Care Facilities
             Financing Authority Revenue
             St. Joseph's Hospital & Medical
             Center, 6.00%, due 7/01/26
             (Connie Lee Insured)                     155,056             AAA
    100,000  New Jersey Economic Development
             Authority Revenue Economic Growth
             - Series D, LOC NatWest Bank,
             Jersey City, 6.55%, due 08/01/14         105,634              A
    150,000  New Jersey State Education
             Facilities Authority - Trenton
             State College - Series E, 6.00%,
             due 07/01/19, (AMBAC Insured)            155,818    Aaa      AAA
    100,000  New Jersey State Education
             Facilities Authority - New Jersey
             Institute Technology Issue -
             Series A, 6.00%, due 07/01/24,
             (MBIA Insured)                           104,668    Aaa      AAA
    125,000  New Jersey State Housing & Mortgage
             Finance Agency MHRB Refunding -
             Presidential Plaza, 7.00%,
             due 05/01/30, (FHA Insured)              134,336             AAA
    300,000  New Jersey State Housing & Mortgage
             Finance Agency MHRB Series A, 6.05%,
             due 11/01/20, (AMBAC Insured)            307,440    Aaa      AAA
    100,000  New Jersey State Housing & Mortgage
             Finance Agency MHRB Series A, 6.25%,
             due 05/01/28 (AMBAC Insured)             102,372    Aaa      AAA
    125,000  New Jersey State Housing & Mortgage
             Finance Agency Revenue Housing -
             Series A, HUD Section 8, 6.95%,
             due 11/01/13                             133,251              A+
    150,000  New Jersey State Housing & Mortgage
             Finance Agency - Home Buyers -
             Series O, 6.35%, due 10/01/27,
             (MBIA Insured), Subject to AMT           154,149    Aaa      AAA
    250,000  New Jersey State Housing & Mortgage
             Finance Agency - Home Buyers -
             Series Q, 5.875%, due 04/01/17,
             (MBIA Insured), Subject to AMT           251,520    Aaa      AAA
    140,000  Newark, New Jersey Housing Finance
             Corporation Mortgage Revenue,
             Refunding-HUD Section 8-Manor
             Apartments-A, 7.50%, due 02/15/24,
             (FHA Insured)                            152,753             AAA
    100,000  Puerto Rico Housing Bank & Finance
             Agency Single Family Mortgage
             Affordable Housing Mortgage -
             Portfolio I, 6.25%, due 04/01/29,
             (GNMA/FNMA/FHLMA Insured),
             Subject to AMT                           102,282    Aaa      AAA
     50,000  Salem County, New Jersey Industrial
             Pollution Control Financing Authority
             Refunding, 5.55%, due 11/01/33,
             (MBIA Insured)                            49,379    Aaa      AAA
    100,000  Scotch Plains Township, New Jersey
             Senior Citizen Housing Corporation,
             5.75%, due 09/01/23                      100,742     Aa       AA

             TOTAL MUNICIPAL BONDS
               (COST $4,172,484)                    4,385,053


See Notes to Financial Statements.



LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
 COMMERCIAL PAPER (2.62%)
-------------------------------------------------------------------------------
$   136,000  Ford Motor Credit Company,
             5.29%, due 12/10/96                   $  136,000

             (COST $136,000)


  Shares
----------
CLOSED-END FUNDS (8.77%)
-------------------------------------------------------------------------------
     18,995  Munivest New Jersey Fund                 232,689
     15,300  Muniyield New Jersey Fund                221,850

             TOTAL CLOSED-END FUNDS
               (COST $442,605)                        454,539

             TOTAL INVESTMENTS (96.01%)
               (COST $4,751,089#)                   4,975,592

             CASH AND OTHER ASSETS, NET OF
               LIABILITIES (3.99%)                    206,557

             NET ASSETS (100.00%)                  $5,182,149


# Aggregate cost for federal income tax purposes is identical. Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $225,609 and $1,106, respectively, resulting in net unrealized appreciation of $224,503.

KEY:
AMBAC      = Ambac Indemnity Corporation
AMT        = Alternative Minimum Tax
FGIC       = Federal Guaranty Insurance Corporation
FHA        = Federal Housing Authority
FHLMA      = Federal Home Loan Mortgage Association
FSA        = Financial Security Assurance, Inc.
CONNIE LEE = College Construction Loan Insurance Association
FNMA       = Federal National Mortgage Association
GNMA       = Government National Mortgage Association
HUD        = Housing and Urban Development
LOC        = Letter of Credit
MBIA       = Municipal Bond Insurance Association
MHRB       = Multi-family Housing Revenue Bond


See Notes to Financial Statements.



LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (84.65%)
-------------------------------------------------------------------------------
$   150,000  All Saints Health System,
             9.00%, due 08/15/24, (MBIA Insured)   $  166,063    Aaa      AAA
    385,000  Baltimore, Maryland - Series B,
             General Obligation, 7.90%,
             due 10/15/16, (FGIC Insured)             406,541    Aaa      AAA
  1,100,000  Bastrop, Texas Economic Development
             Corporation,8.00%, due 08/15/16        1,133,440             BBB+
    100,000  Buffalo, New York - Series F, 9.05%,
             due 02/01/15, (AMBAC Insured)            107,038    Aaa      AAA
    240,000  California Housing Finance Agency -
             Series C, 8.10%, due 02/01/37,
             (AMBAC Insured)                          249,804    Aaa      AAA
  2,000,000  Compton, California Community
             Redevelopment Agency - Series C,
             Tax Allocation, 0.00%, due 08/01/22,
             (FSA Insured)                            311,200    Aaa      AAA
    150,000  Connecticut State Health and
             Educational Facilities, Maefair
             Health Care, 9.20%, due 11/01/24         177,628    A1       AA-
    125,000  Connecticut State Health and
             Educational Facilities, Laurelwood,
             9.36%, due 11/01/24                      142,786    A1       AA-
    150,000  Connecticut State Health and
             Educational Facilities, Shady Knoll
             Center, 8.90%, due 11/01/24              172,444    A1       AA-
    255,000  Connecticut State Housing Finance
             Authority - Series F, 9.25%,
             due 05/15/27                             288,321    Aa       AA
    200,000  Connecticut State Housing Finance
             Authority - Series G, 7.625%,
             due 05/15/21                             197,050    Aa       AA
    100,000  Connecticut State Development
             Authority - Sub series B1,
             8.50%, due 08/15/14                      105,540             A+
    125,000  Conyers, Georgia Water & Sewer -
             Series B, 8.75%, due 07/01/15,
             (AMBAC Insured)                          136,474    Aaa      AAA
    250,000  Cuyahoga County, Ohio Economic
             Development - Series A,
             8.625%, due 06/01/22                     272,685     A
    200,000  Florida Housing Finance Agency -
             Taxable Housing Mariner Club,
             8.25%, due 09/01/15 (AMBAC Insured)      210,714    Aaa      AAA
  1,230,000  Harrisburg, Pennsylvania -
             Series A, General Obligation,
             0.00%, due 04/01/18, (AMBAC Insured)     263,072    Aaa      AAA
  1,165,000  Harrisburg, Pennsylvania -
             Series A, General Obligation,
             0.00%, due 04/01/19, (AMBAC Insured)     231,800    Aaa      AAA
    350,000  Harrison County, Mississippi -
             Series A, General Obligation,
             7.75%, due 04/01/16, (MBIA Insured)      355,043    Aaa
    150,000  Idaho Housing Agency, HUD Section 8,
             8.50%, due 07/01/09                      157,953     A
    150,000  Illinois Housing Development
             Authority, 8.64%, due 12/01/21,
             (AMBAC Insured)                          159,445    Aaa      AAA


See Notes to Financial Statements.



LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
_______________________________________________________________________________

$ 2,180,000  Kern County, California Pension
             Obligation, 0.00%, due 08/15/18,
             (MBIA Insured)                        $  471,316    Aaa      AAA
    325,000  Maryland State Community Development
             Administration, 9.10%, due 05/15/10,
             (MHF Insured)                            352,060     Aa
    150,000  Memorial Health System, 8.375%,
             due 10/01/20, (MBIA Insured)             160,611    Aaa      AAA
    200,000  Michigan State Housing Development
             Authority - Series A, 8.30%,
             due 11/01/15, (AMBAC Insured)            214,568    Aaa      AAA
    190,000  Minnesota State Housing Finance
             Agency - Series A, 8.70%,
             due 08/01/22                             196,798     Aa      AA
     60,000  Minnesota State Housing Finance
             Agency - Series B, 8.00%,
             due 02/01/18                              61,729             AA
     50,000  Minnesota State Housing Finance
             Agency, 8.05%, due 01/01/12               50,926     Aa      AA+
    600,000  Mississippi Hospital Equipment and
             Facilities, 9.10%, due 04/01/06          629,160    Baa
     90,000  New Hampshire State Housing and
             Finance Authority - Series C,
             9.40%, due 07/01/14                      100,956     Aa
    240,000  New Jersey State Housing and
             Mortgage Finance Agency - Series E,
             8.95%, due 11/01/12                      257,179             A+
    180,000  New York, New York - Series D,
             General Obligation, 9.625%,
             due 08/01/10                             198,936    Baa1     BBB+
    250,000  New York State Environmental
             Facilities - Series A,
             9.625%, due 03/15/21                     277,473    Baa1     BBB
    300,000  New York State Housing Finance
             Agency - Series B, 8.25%,
             due 05/15/35, (FHA Insured)              308,223             AAA
    350,000  New York State Housing Finance
             Agency Revenue - Taxable Multi -
             family Housing, 8.11%, due 11/15/38,
             (FHA Insured)                            354,830             AAA
    110,000  New York State Housing Finance
             Agency - Series B, Service Contract
             Obligation, 8.60%, due 03/15/04          118,608    Baa1     BBB
    100,000  Pittsburgh, Pennsylvania Urban
             Redevelopment Authority, 9.07%,
             due 09/01/14, (FSA Insured)              114,457    Aaa      AAA
    300,000  Sacramento County, California,
             0.00%, due 08/15/21, (MBIA Insured)      267,969    Aaa      AAA
    120,000  Southeastern Pennsylvania Transit
             Authority - Series B, 8.75%,
             due 03/01/20, (FGIC Insured)             133,657    Aaa      AAA
    300,000  Tampa, Florida Sports Authority,
             8.07%, due 10/01/26, (MBIA Insured)      314,520    Aaa      AAA
    375,000  Texas State Department of Housing &
             Community Affairs - Series C1,
             7.76%, due 09/01/17, (MBIA Insured)      385,388    Aaa      AAA


See Notes to Financial Statements.



LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
_______________________________________________________________________________

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$   300,000  Texas State Veterans Housing,
             General Obligation,
             7.35%,due 12/01/21                    $  300,459    Aa       AA
  1,050,000  United Nations Development
             Corporation, 8.80%, due 07/01/26       1,102,983     A
    365,000  Virginia State Housing Development
             Authority - Series A, Multi-family,
             8.125%, due 11/01/15                     385,093    Aa       AA+
    350,000  Wisconsin Housing & Economic
             Development Authority - Series H,
             7.875%, due 03/01/26                     361,337    Aa       AA

             TOTAL MUNICIPAL BONDS
               (COST $11,755,507)                  12,364,277


GOVERNMENTAGENCY (4.77%)
-------------------------------------------------------------------------------
    650,000  Tennesse Valley Authority, 8.625%,
             due 11/15/29                             697,743    Aaa      AAA
             (COST $702,072)


  Shares
----------
CLOSED-END FUNDS (8.84%)
-------------------------------------------------------------------------------
     94,016  BlackRock Income Trust                   599,352
     73,771  Hyperion Total Return                    691,603

             TOTAL CLOSED-END FUNDS
               (COST $1,260,237)                    1,290,955

             TOTAL INVESTMENTS (98.26%)
               (COST $13,717,816#)                 14,352,975

             CASH AND OTHER ASSETS, NET OF
               LIABILITIES (1.74%)                    254,210

             NET ASSETS (100.00%)                 $14,607,185


# Aggregate cost for federal income tax purposes is $13,723,674. Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $653,869 and $24,568, respectively, resulting in net unrealized appreciation of $629,301.

KEY:
AMBAC = Ambac Indemnity Corporation
FGIC  = Federal Guaranty Insurance Corporation
FHA   = Federal Housing Authority
FSA   = Financial Security Assurance, Inc.
HUD   = Housing and Urban Development
MBIA  = Municipal Bond Insurance Association
MHF   = Maryland Housing Fund


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
_______________________________________________________________________________

                                          LEBENTHAL    LEBENTHAL     LEBENTHAL
                                           NEW YORK   NEW JERSEY       TAXABLE
                                          MUNICIPAL    MUNICIPAL     MUNICIPAL
                                          BOND FUND    BOND FUND     BOND FUND
                                       -------------  -----------  ------------
ASSETS
Investment in securities at value
  (cost $113,056,069, $4,751,089
  and $13,717,816)                     $120,286,939   $4,975,592   $14,352,975
Cash                                         14,160       27,664            --
Receivables:
  Securities sold                                --           --       217,613
  Capital shares sold                       761,752      187,572        80,419
  Interest                                2,161,142       64,023       221,814
  Due from Manager                               --       49,007        46,465
Deferred organization expenses                   --       15,491        12,498

    Total assets                        123,223,993    5,319,349    14,931,784

LIABILITIES
Payables:
  Securities purchased                           --       98,569            --
  Capital shares redeemed                   143,896           --       155,168
  Dividends declared                        312,654       13,709        56,156
  Due to custodian                               --           --        78,871
  Distribution fee payable (Note 3)          24,867           --            --
  Management fee payable (Note 2)            22,967           --            --
  Administration fee payable                 11,867          486         1,304
  Accrued Directors' fees                     2,400           83           227
Accrued expenses and other liabilities       94,029       24,353        32,873

    Total liabilities                       612,680      137,200       324,599

NET ASSETS                              122,611,313    5,182,149    14,607,185

NET ASSETS consist of:
Par value                                    15,157          769         2,049
Paid in capital                         117,287,722    5,250,373    14,429,004
Undistributed investment income - net         9,452           --            --
Accumulated net realized loss on
  investments                            (1,931,888)    (293,496)     (459,027)
Unrealized appreciation on
  investments - net                       7,230,870      224,503       635,159

    Total net assets                   $122,611,313   $5,182,149   $14,607,185

Shares outstanding (Note 4)              15,156,501      768,861     2,049,233
Net asset value, and redemption
  price per share                      $       8.09   $     6.74   $      7.13
Maximum offering price per share*      $       8.47   $     7.06   $      7.47


* The sales charge is 4.5% of the offering price on a single sale of less than $50,000, reduced on sales of $50,000 or more and certain other sales.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
_______________________________________________________________________________

                                          LEBENTHAL    LEBENTHAL     LEBENTHAL
                                           NEW YORK   NEW JERSEY       TAXABLE
                                          MUNICIPAL    MUNICIPAL     MUNICIPAL
                                          BOND FUND    BOND FUND     BOND FUND
                                         -----------  -----------  ------------
INVESTMENT INCOME
Income:
  Interest .                             $6,644,669     $230,296     $ 897,359
  Dividends                                 517,860       25,442        75,365

    Total income                          7,162,529      255,738       972,724

Expenses:
  Management fee (Note 2)                   266,395       10,708        30,632
  Distribution fee (Note 3)                 286,119       10,708        30,632
  Administration fee                        144,407        5,398        15,311
  Shareholder servicing and related
    shareholder expenses                    188,603       34,728        40,527
  Custodian fee                             124,143        1,759         3,552
  Interest                                   68,025          456         1,629
  Legal, compliance and filing fees          78,124       15,626        14,322
  Audit and accounting fees                  58,991       48,238        54,064
  Directors' fees                            15,014          557         1,618
  Amortization of organization expenses       8,646        7,766         6,266
  Other                                       9,257        1,076         1,582

    Total expenses                        1,247,724      137,020       200,135

  Less:  Reimbursement of expenses by
           Manager (Note 2)                      --      (88,736)      (64,239)
         Fees waived by Manager and
           Distributor (Notes 2 and 3)           --      (21,416)      (61,264)
         Fees paid indirectly (Note 1)         (945)      (1,200)       (1,272)

    Net expenses                          1,246,779       25,668        73,360

Net investment income                     5,915,750      230,070       899,364

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments     967,689      (14,767)     (222,798)
Change in unrealized appreciation of
  investments                               177,568       48,013       153,567
Net realized and unrealized gain/(loss)
  on investments                          1,145,257       33,246       (69,231)
Increase in net assets from operations   $7,061,007     $263,316     $ 830,133


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED NOVEMBER 30, 1996 AND 1995
_______________________________________________________________________________

                                             LEBENTHAL NEW YORK MUNICIPAL    LEBENTHAL NEW JERSEY MUNICIPAL
                                                        BOND FUND                       BOND FUND
                                            -------------------------------  ------------------------------
                                                  1996            1995            1996           1995
                                            --------------  ---------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income                   $  5,915,750    $  5,069,127      $  230,070     $  134,992
    Net realized gain (loss) on investments      967,689       1,283,011         (14,767)        36,790
    Change in unrealized appreciation            177,568      11,953,235          48,013        221,012

  Increase in net assets from operations       7,061,007      18,305,373         263,316        392,794
  Dividends from net investment income        (5,907,035)*    (5,069,127)**     (230,070)*     (134,992)**
  Capital share transactions (Note 4)         15,455,986      17,016,993       1,791,020        954,934
  Capital contribution (Note 2)                  422,268              --              --             --

    Total increase                            17,032,226      30,253,239       1,824,266      1,212,736

  Net assets:
    Beginning of year                        105,579,087      75,325,848       3,357,883      2,145,147
    End of year                             $122,611,313    $105,579,087      $5,182,149     $3,357,883


* 99.62% and 98.67% designated as exempt interest dividends for federal income tax purposes for New York Municipal Bond Fund and New Jersey Municipal Bond Fund, respectively.

** 100.00% designated as exempt interest dividends for federal income tax purposes.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED NOVEMBER 30, 1996 AND 1995
_______________________________________________________________________________

                                                  LEBENTHAL TAXABLE MUNICIPAL
                                                           BOND FUND
                                                 ----------------------------
                                                      1996           1995
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income                        $   899,364     $  352,886
    Net realized gain (loss) on investments         (222,798)        10,392
    Change in unrealized appreciation                153,567        585,669

  Increase in net assets from operations             830,133        948,947
  Dividends from net investment income              (899,364)      (352,886)
  Capital share transactions (Note 4)              5,990,459      5,099,617

      Total increase                               5,921,228      5,695,678

  Net assets:
    Beginning of year                              8,685,957      2,990,279
    End of year                                  $14,607,185     $8,685,957


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
_______________________________________________________________________________

                                                                 LEBENTHAL NEW YORK
                                                                MUNICIPAL BOND FUND
                                           ---------------------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,
                                           ---------------------------------------------------------
                                               1996        1995       1994#      1993       1992
                                           ----------  ---------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $ 7.99      $ 6.84     $ 8.03     $ 7.54      $ 7.19

Income from investment operations:
Net investment income                          0.41        0.43       0.41       0.44        0.47
Net realized and unrealized gain (loss)
  on investments                               0.10        1.15      (1.15)      0.50        0.35

Total from investment operations               0.51        1.58     ( 0.74)      0.94        0.82

Less distributions:
Dividends from net investment income          (0.41)      (0.43)     (0.41)     (0.44)      (0.47)
Distributions from net realized gain on
  investments                                    --          --      (0.04)     (0.01)         --
Total distributions                           (0.41)      (0.43)     (0.45)     (0.45)      (0.47)
Net asset value, end of period               $ 8.09      $ 7.99     $ 6.84     $ 8.03      $ 7.54

TOTAL RETURN
  (without deduction of sales load)            6.63%*     23.56%     (9.62%)    12.63%      11.68%
Ratios/Supplemental Data
Net assets, end of period (000)            $122,611    $105,579    $75,326    $80,727     $39,350

RATIOS TO AVERAGE NET ASSETS:
  Expenses                                     1.09%       0.99%      0.64%**    0.20%**     0.17%**
  Net investment income                        5.17%       5.63%      5.44%      5.42%       6.08%
Portfolio turnover                            45.92%     148.88%    192.91%      7.88%       8.14%


#   Effective August 15, 1994, the investment advisor changed to Lebenthal
Asset Management, Inc.

* Includes the effect of a capital contribution from the Fund's Manager. Without the capital contribution the total return would have been 6.24%.

**   If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.10%, 1.12%, and 1.44% for the periods ended November 30, 1994,1993, and 1992, respectively.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
_______________________________________________________________________________

                                                 LEBENTHAL NEW JERSEY                LEBENTHAL TAXABLE
                                                  MUNICIPAL BOND FUND               MUNICIPAL BOND FUND
                                            -------------------------------  --------------------------------
                                                YEAR ENDED NOVEMBER 30,           YEAR ENDED NOVEMBER 30,
                                            -------------------------------  --------------------------------
                                               1996       1995      1994#*      1996       1995      1994#*
                                            ----------  --------  ---------  ----------  --------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $ 6.70     $ 5.95     $ 7.16     $ 7.22     $ 6.34     $ 7.16

Income from investment operations:
Net investment income                          0.36       0.36       0.32       0.52       0.53       0.44
Net realized and unrealized gain (loss)
  on investments                               0.04       0.75      (1.21)     (0.09)      0.88      (0.82)
Total from investment operations               0.40       1.11      (0.89)      0.43       1.41      (0.38)
Less distributions:
Dividends from net investment income          (0.36)     (0.36)     (0.32)     (0.52)     (0.53)     (0.44)
Net asset value, end of period               $ 6.74     $ 6.70     $ 5.95     $ 7.13     $ 7.22     $ 6.34

TOTAL RETURN
  (without deduction of sales load)            6.18%     19.10%    (12.70%)     6.35%     23.11%     (5.45%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)              $5,182     $3,358     $2,145    $14,607     $8,686     $2,990
Ratios to average net assets:
  Expenses ##                                  0.63%**    0.60%      0.60%      0.61%**    0.60%      0.60%
  Net investment income                        5.37%      5.64%      4.97%      7.34%      7.57%      6.74%
Portfolio turnover                            28.56%     61.69%    291.60%     44.46%     84.74%     93.73%


#   Effective August 15, 1994, the investment advisor changed to Lebenthal
Asset Management, Inc.

*   Fund commenced operations on December 1, 1993.

## If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 3.20%, 4.13%, and 4.83% for the periods ended November 30, 1996, 1995 and 1994, respectively, for the New Jersey Bond Fund; and 1.63%, 2.59%, and 3.60% for the periods ended November 30, 1996, 1995 and 1994, respectively, for the Taxable Bond Fund.

** Includes fees paid indirectly of 0.03% and 0.01% for the New Jersey Bond Fund and Taxable Bond Fund, respectively.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
_______________________________________________________________________________

1. SUMMARY OF ACCOUNTING POLICIES
Lebenthal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of Lebenthal New York Municipal Bond Fund (the "New York Bond Fund"), Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Bond Fund") and Lebenthal Taxable Municipal Bond Fund (the "Taxable Bond Fund"). Its financial statements are prepared in accordance with generally accepted accounting principles as follows:

A) VALUATION OF SECURITIES -
     Municipal obligations are stated on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing services are based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, municipal obligations are valued at quoted prices provided by municipal bond dealers. Other securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in sixty (60) days or less are stated at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

B) FEDERAL INCOME TAXES -
     It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt and taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

C) DIVIDENDS AND DISTRIBUTIONS -
     Dividends from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments, are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

D) ORGANIZATIONAL EXPENSES -
     Costs incurred in connection with the organization of each Fund and their initial registration are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

E) GENERAL -
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities.



SUMMARY OF ACCOUNTING POLICIES (CONTINUED)
F) FEES PAID INDIRECTLY -
     Funds leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expense, and reflect the amount of such credits as a reduction in total expenses.

G) BANK LOANS -
     During the year ended November 30, 1996, the New York Bond Fund periodically borrowed amounts from a bank. Interest paid on borrowings reduces net income. During the year ended November 30, 1996, the New York Bond Fund had average daily borrowings of $796,734 at an average interest rate of 8.31%.

H) ESTIMATES -
     The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Management Contract the Funds pay a management fee to Lebenthal Asset Management, Inc. (its Manager), equal to 0.25% of each Fund's average daily net assets up to $50 million; 0.225% of such assets between $50 million and $100 million; and 0.20% of such assets in excess of $100 million. The Manager manages the portfolio of securities of each Fund and makes decisions with respect to the purchase and sale of investments. The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the year ended November 30, 1996, the Manager voluntarily waived management fees of $10,708 and $30,632 for the New Jersey Bond Fund and the Taxable Bond Fund, respectively. In addition, although not required to do so, the Manager has agreed to reimburse expenses for the New Jersey Bond Fund and the Taxable Bond Fund amounting to $88,736 and $64,239, respectively.

Lebenthal & Co., Inc. retained commissions of $566,362 from the sales of shares of the Company.

The Directors of the Company who are unaffiliated with the Manager or the Distributor are paid $2,000 per annum plus $500 per meeting attended.

Included in the Statement of Changes in Net Assets of the New York Municipal Bond Fund is a reimbursement of $422,268 from the Fund's Manager representing a loss on a security purchased in excess of a regulatory limitation.



LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
_______________________________________________________________________________

3. DISTRIBUTION PLAN
Pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Company and Lebenthal & Co., Inc. (the Distributor) have entered into a Distribution Agreement. For its services under the Distribution Agreement, the Distributor receives from each Fund a fee equal to 0.25% of the Fund's average daily net assets. For the year ended November 30, 1996, the Distributor voluntarily waived fees of $10,708 and $30,632 from the New Jersey Bond Fund and the Taxable Bond Fund, respectively. There were no additional expenses borne by the Company pursuant to the Distribution Plan.

4. CAPITAL STOCK
At November 30, 1996, there were 20,000,000,000 shares of $0.001 par value stock authorized. Transactions in capital stock were as follows:


                            LEBENTHAL NEW YORK           LEBENTHAL NEW YORK
                            MUNICIPAL BOND FUND          MUNICIPAL BOND FUND
                                 YEAR ENDED                   YEAR ENDED
                             NOVEMBER 30, 1996            NOVEMBER 30, 1995
                        --------------------------  ---------------------------
                           SHARES        AMOUNT         SHARES        AMOUNT
                        -----------  -------------  ------------  -------------
Sold                     3,470,847   $ 27,552,574     3,626,833   $ 27,728,133
Issued as reinvestment
  of dividends             665,870      5,256,989       584,439      4,424,986
Redeemed                (2,196,989)   (17,353,577)   (2,011,809)   (15,136,126)
Net increase             1,939,728   $ 15,455,986     2,199,463   $ 17,016,993



                             LEBENTHAL NEW JERSEY        LEBENTHAL NEW JERSEY
                              MUNICIPAL BOND FUND         MUNICIPAL BOND FUND
                                   YEAR ENDED                  YEAR ENDED
                               NOVEMBER 30, 1996           NOVEMBER 30, 1995
                           ------------------------   -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Sold                        392,200    $ 2,608,455      320,760    $ 2,060,689
Issued as reinvestment
  of dividends               31,934        211,384       18,321        118,158
Redeemed                   (156,189)    (1,028,819)    (198,975)    (1,223,913)
Net increase                267,945    $ 1,791,020      140,106    $   954,934



                               LEBENTHAL TAXABLE          LEBENTHAL TAXABLE
                              MUNICIPAL BOND FUND        MUNICIPAL BOND FUND
                                   YEAR ENDED                 YEAR ENDED
                               NOVEMBER 30, 1996          NOVEMBER 30, 1995
                          -------------------------   -------------------------
                            SHARES         AMOUNT       SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Sold                      1,164,585    $ 8,169,453      928,692    $ 6,373,549
Issued as reinvestment
  of dividends              102,059        708,161       39,468        270,713
Redeemed                   (420,759)    (2,887,155)    (236,166)    (1,544,645)
Net increase                845,885    $ 5,990,459      731,994    $ 5,099,617



5. INVESTMENT TRANSACTIONS
Purchases of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term debt obligations and government securities having maturities of one year or less, were $61,243,971, $2,782,508, and $10,991,825, respectively. Sales of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term obligations, were $52,970,185, $1,174,893, and $5,415,249, respectively.

6. FEDERAL INCOME TAXES
Tax basis capital losses which may be carried forward to offset future capital gains through November 30, 2004 amounted to $1,927,724, $293,496 and $453,168 for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, respectively.

7. CONCENTRATION OF CREDIT RISK
The New York Bond Fund invests primarily in obligations of political subdivisions of the state of New York and the New Jersey Bond Fund invests primarily in obligations of political subdivisions of the state of New Jersey and accordingly these funds are subject to the risk associated with the non-performance of such issuers. Each Fund maintains a policy of monitoring its exposure by reviewing the creditworthiness of the issuers, as well as that of financial institutions issuing letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.



LEBENTHAL FUNDS, INC.
INDEPENDENT AUDITOR'S REPORT
_______________________________________________________________________________

THE BOARD OF DIRECTORS AND SHAREHOLDERS
LEBENTHAL FUNDS, INC.

We have audited the accompanying statements of assets and liabilities and the statements of investments of Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Municipal Bond Fund, and Lebenthal Taxable Municipal Bond Fund, series of Lebenthal Funds, Inc., as of November 30, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Municipal Bond Fund, and Lebenthal Taxable Municipal Bond Fund, series of Lebenthal Funds, Inc. as of November 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
January 10, 1997



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

LEBENTHAL FUNDS, INC.
120 Broadway
New York, New York 10271
(212) 425-6116

DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT
Lebenthal & Co., Inc.
120 Broadway
New York, New York 10271

LEBENTHAL
120 BROADWAY, NEW YORK, NY 10271
(212) 425-6116
OUTSIDE OF NYC 1-800-221-5822